NewLake
CAPITAL PARTNERS

Leading Provider of Real Estate Capital to U.S. Cannabis Operators

August 10, 2022

OTCQX: NLCP


King of Prussia, PA


Aurora, IL


San Diego, CA


COLUMBIA
Aurora, IL


Trulieve
McKeesport, PA

Safe Harbor Statement

This presentation has been prepared by the NewLake Capital Partners, Inc. ("we," "us" or the "Company") solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities.

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as "anticipates," estimates," "expects," "intends," "plans," "believes" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" "and "could." Forward looking statements include, among others, statements relating to the Company's future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company's acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company's current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those expressed in, or implied by, the forward looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Executive Summary

Leading provider of real estate capital to state-licensed cannabis operators

Experience

- Founded in 2019
- Real estate, Cannabis, Financial services
- Track record of creating significant value for investors

Scale

- 31 properties[1]
- 12 states
- 1.7M square feet
- $421.6M of committed capital
- Over $4.5B of transactions reviewed

Quality Portfolio

- 100% leased
- No defaults or deferrals
- 92% cultivation, 8% retail
- 14.5-year weighted avg. lease term
- 12.2% weighted avg yield

Strong Financials

- $3.0M[2] in debt
- $49.6M in cash
- $1.40 annualized Q2 2022[3] dividend
- $90M revolving credit facility[4]

High Growth

- Cannabis industry
- Dividend increases
- 2.7% weighted avg. in place rent escalations
- $84M committed[5] in first half of 2022

Note: Data as of June 30, 2022 unless otherwise noted

[1] Includes one loan that converted to a sale leaseback on August 5, 2022

[2] $2.0 million of seller financing and $1 million draw on our revolving credit facility executed in May 2022

[3] Annualized based on Q2 2022 dividend of $0.35 declared on June 15, 2022

[4] $1 million drawn as of June 30, 2022

[5] Includes an option but not an obligation to purchase an adjacent parcel for $16.5 million to expand a cultivation property

Experienced Executive Management Team



Anthony Coniglio
CHIEF EXECUTIVE OFFICER & PRESIDENT, DIRECTOR

- Former CEO of Primary Capital Mortgage, a residential mortgage company
- 14 years at J.P. Morgan as an investment banker leading various businesses
- Public company director



Lisa Meyer
CHIEF FINANCIAL OFFICER, TREASURER & SECRETARY

- Former President & CFO of Western Asset Mortgage Capital Corproation, a NYSE-listed REIT
- Extensive experience providing financial leadership to various public and private entities in the real estate industry.



Jarrett Annenberg
DIRECTOR OF ACQUISITIONS

- Co-Founder of a cannabis REIT leading its acquisition activities
- 10 years at CBRE in the Transactions and Advisory Services Group, one of the youngest SVPs in the U.S.

Board of Directors



Gordon DuGan
CHAIRMAN OF THE BOARD, INDEPENDENT DIRECTOR

- Co-Founder and Chairman of the Board of Blackbrook Capital
- Chairman of the Board of INDUS Realty Trust (Nasdaq: INDT)
- Former CEO of Gramercy Property Trust, a NYSE-listed triple-net lease REIT
- Former CEO of W.P. Carey & CO., a NYSE-listed triple-net lease REIT



Alan Carr
INDEPENDENT DIRECTOR

- Director on several boards in diverse industries including Sears Holdings Corporation and Unit Corporation.
- Former Managing Director at Strategic Value Partners investing in various sectors in North America and Europe



Joyce Johnson
INDEPENDENT DIRECTOR

- Chairman of Pacific Gate Capital Management, LLC, an investment firm
- Former Senior Managing Director and Partner of Relativity Capital, LLC and Managing Director of Cerberus Capital Management, L.P.
- Director at Ayr Wellness
- Experienced board member for 22 companies



Peter Kadens
INDEPENDENT DIRECTOR

- Co-Founder and former CEO of Green Thumb Industries, Inc., one of the leading public cannabis companies
- Co-Founder and former CEO of SoCore Energy, one of the largest commercial solar companies in the U.S.
- Director of KushCo Holdings, Inc. (OTCQX: KSHB) and Choice Consolidation Corp., a SPAC targeting cannabis businesses.



Peter Martay
INDEPENDENT DIRECTOR

- CEO of Pangea Properties, a private apartment REIT that owns more than 13,000 apartments and has completed over $300 million in short term bridge loans on numerous property types across the U.S.
- Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank



David Weinstein
DIRECTOR

- CEO of NewLake from August 2020 – July 2022, Director Since 2019
- Former CEO of MPG Office Trust, a NYSE-listed office REIT
- 10 years at Goldman Sachs as a real estate investment banker and investor
- 10 years at Belvedere Capital, a real estate investment firm

Portfolio Overview

A geographically diverse national platform

- 12 states
- 1.7M square feet[1]
- Primarily Limited-license jurisdictions
- 100% leased



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
AK
HI

Note: Data as of June 30, 2022 based on Committed Capital
[1] Includes one loan that subsequently converted to a sale leaseback on August 5, 2022.

Tenant Diversification



Curaleaf 23%
Cresco 12%
Revolutionary Clinics 10%
Trulieve 10%
Columbia Care 8%
C3 8%
HDAI 7%
Ayr 7%
Organic Remedies 5%
Acreage 5%
Mint 4%
PharmaCann 1%

NewLake's Underwriting Approach

Since inception, collected 100% of rent due with no rent abatements or deferrals

Licensing

- Emphasis on limited-license jurisdictions
- Better operating environment for tenant
- Creates more value for real estate

Est. # Licenses Operating[1]



2500
2500
NLCP Top 5 States
85
40
33
22
22
OR
WA
MA
MO
PA
IL
FL

Tenant Quality

- Strong financial profiles
- 65% Public, 35% Private

Q1 Tenant Financial Performace



2022 Projected AEBITDA Positive 11.4%
Adjusted EBITDA Positive 88.6%

Real Estate

- Strong property level cashflows
- Above market four-wall coverage
- Most properties in/near major metropolitan areas

Estimated Four-Wall[2] Coverage



11x
5.4x
3.4x
NLCP Retail
NLCP Cultivation
REIT Industry

Note: Data as of June 30, 2022, Data based on Committed Capital
[1] Cultivation licenses sourced from state reporting and management estimates.
[2] NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q1 2022 property level financial information, when available, and management estimates. REIT Industry data based on public filings, press releases (FCPT, EPRT, O, STOR, GTY, BNL, SRC) and management estimates.

Financial Overview

Key Data

Shareholder Equity	$427 Million
Invested & Committed Capital	$422 Million
Cash[1]	$50 Million
Debt[1]	$3 Million
Market Capitalization[2]	$372.4 Million
Stock Price[2]	$17.47
Dividend Yield[3]	8.0%
Common Shares Outstanding	21,318,637
2Q22 Annualized Dividend[4]	$1.40
Target AFFO Payout Ratio	80% - 90%
2Q22 Revenue Annualized[5]	$42.0 Million
G&A Expense Ratio[6]	1.6%



Dividend Growth per Share
$0.24
$0.31
$0.33
$0.35
Q321
Q421
Q122
Q222

Note: Data is estimated June 30, 2022 unless otherwise noted
[1] Data as of June 30, 2022. Debt is comprised of Seller Financing of $2.0 million at 4.0% and $1 million on the revolving credit facility at 5.65%
[2] Calculated based on the August 9, 2022 closing price of $17.47
[3] Calculated as Q2 2022 annualized dividend divided by the stock price
[4] Annualized based on Q2 2022 dividend of $0.35 per common share, declared on June 15, 2022
[5] Annualized using estimated revenue for the three months ended June 30, 2022
[6] Calculated using anualized General and Administrative Expense for the three months ending June 30 2022, over Total Assets as of June 30, 2022 excluding non-recurring expenses related to severance payments and stock-based compensation.

NewLake is Focused on a High-Growth Industry

Meaningful demand for real estate capital positions NewLake to continue growing AFFO and dividends

- **82% of the U.S. population** (268 million people) reside in Medical Markets
- **44% of the U.S. population** (144 million people) reside in Adult-Use Markets
- **68% of the U.S. population** supports Adult-Use Cannabis

Cannabis Industry Near-Term CAGR



Millions
Projected
14.8% CAGR
$17.5
$25.0
$46.0
2020
2021
2026

Adult-Use & Medical Markets



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NJ
DE
MD
DC
RI
VT
AK
HI
Medical Only
Adult and Medical

Source: BDSA and BofA Securities, 2022

Investment Highlights

Experienced Team

Experienced team with a track record of strong corporate governance and delivering returns for investors

Scale and Early Mover

NewLake's scale and early mover advantage positions the Company for long-term success

Exceptional Portfolio

High-quality portfolio with significant duration and above-market yields

Financial Position

Solid financial position with significant financial flexibility

High-Growth Focus

Focus on a high-growth industry with meaningful demand for real estate capital positions NewLake to continue growing AFFO and dividends




curaleaf

King of Prussia, PA

NewLake
CAPITAL PARTNERS

OTCQX: NLCP

Company Contact:

Lisa Meyer
CFO, Treasurer and Secretary
Lmeyer@newlake.com

Investor Relations Contact:

Valter Pinto or Jack Perkins
KCSA STRATEGIC COMMUNICATIONS
NewLake@KCSA.com
(212) 896-1254